UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 5, 2003
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                                  Dominix, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-29462                                           13-4127624
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(Commission  File  Number)                    (IRS  Employer Identification No.)


            95 Broadhollow Road, Suite 101, Melville, New York 11747
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               (Address of principal executive offices) (Zip Code)

                                 (631) 385-0007
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              (Registrant's telephone number, including area code)



                               40 Marquette Drive,
                            Smithtown, New York 11787
                                 (631) 724-1643
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                      (Former address and telephone number)




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

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On December 5, 2003, as a direct result of the transactions referred to in Item 2 hereof, Raymond Barton and Timothy Schmidt, shareholders and officers and directors of Jade Entertainment Group, Inc., a New York corporation ("Jade"), became "control persons" of Dominix, Inc. (the "Registrant" or the "Company"). The status of Messrs. Barton and Schmidt arise from the issuance of 85,000,000 shares of the Registrant's common stock and 82,167 shares of Series B Convertible Preferred Stock, which entitles this class to have an aggregate of 997,675,000 votes cast on stockholder matters of the Company or approximately fifty-six percent (56%) of the shares of Common Stock of the Company on a fully diluted basis outstanding on December 5, 203, the date of the closing of the merger with Jade referred to in Item 2 hereof.

         Effective with the closing of the transaction described in Item 2 hereof, Raymond Barton and Timothy Schmidt, who were the management of Jade, were appointed by Andrew J. Schenker, the Registrant's sole director as the Registrant's Chief Executive Officer and President, respectively. Ten days after the mailing of an Information Statement to the Registrant's shareholders, Mr. Andrew J. Schenker will nominate and elect Messrs. Schmidt and Barton to the Company's Board of Directors and Mr. Schenker will resign from the Registrant's Board.

         The following sets forth certain information concerning each of the Registrant's new executive officers and proposed directors:

         Name                           Age             Position
         ----                           ---             --------

         Raymond Barton                 33              CEO and Chairman
         Timothy Schmidt                32              President and a Director

         Raymond Barton and Timothy Schmidt co-founded Jade Entertainment Group, Inc. and MarketShareRecovery, Inc. Raymond Barton serves as Chairman of the Board of Directors, Chief Operating Officer and Chief Technology Officer of MarketShareRecovery, Inc. Mr. Barton also serves as the Chairman of the Board of Directors and Chief Technology Officer of Jade Entertainment Group, Inc. Prior to co-founding Jade Entertainment Group, Inc. and MarketShareRecovery, Inc., Mr. Barton was a stock broker at Meyers Pollock Robbins, and at Continental Broker Dealers where he served as a retail broker. Mr. Barton also served as Business Development Manager with PcQuote, Inc. and was in charge of developing business contacts and negotiating joint ventures. Prior to that Mr. Barton served and Executive Vice President of Financialweb.com, where his responsibilities included managing the production of online content. Mr. Barton served as the CEO/President of Thinkersgroup, Inc. a mobile wireless software developer, where he developed the Company's business. Mr. Barton attended the State University of New York at Farmingdale, and received a Bachelor of Arts Degree in criminal justice from New York City Police Academy in 1991.

         Timothy Schmidt has served as the President and CEO of MarketShareRecovery, Inc. since its inception in January 2000. Mr. Schmidt is also the Chief Executive Officer, Chief Financial Officer, President and director of Jade Entertainment Group, Inc. Prior to these positions, Mr. Schmidt served as Chief Operating Officer for Thinkersgroup.com, a wireless a developer of wireless software Applications where he where he managed company operations, administration and human resources. Mr. Schmidt attended the State University of New York at Farmingdale where he studied Business Administration from 1989 through 1991.


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

ITEM 2. ACQUISITION AND DISPOSITION OF ASSETS

         On December 5, 2003, the Registrant acquired Jade in a merger through the Registrant's newly formed wholly-owned subsidiary, Jade Acquisition Corp. by issuing 82,167 shares of its Series B Convertible Preferred Stock and 85,000,000 shares of its Common Stock to the stockholders of Jade. The 85,000,000 shares of Common Stock and the 82,167 Series B Convertible Preferred Stock issued to Jade shareholders together equal fifty-six percent (56%) of the shares of Common Stock on a fully diluted basis outstanding on December 5, 2003, the date of the closing of the Jade merger.

         The above described transaction was intended to qualify as a tax-free reorganization, within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

Information About Jade

         Jade Entertainment Group, Inc. was incorporated on July 5, 2001 and is a development stage business. Jade, since its inception has been developing its technology, marketing its website to potential advertisers and building consumer awareness of Jade's website and services.

         Jade operates AskJade.com a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase or plain English query describing what they want to locate on the Internet. Its search engine then displays a selection of web sites related to that query. Advertisers can determine exactly where on the results page their web site link will appear for any given query. This is accomplished through an open, automated bidding process. Advertisers submit bids for the amount they will pay for each consumer who clicks-through to their web sites. The highest bidder receives the first listing with all other bidders listed in descending bid order.

Distribution

         Jade employs a broad based affiliate program which drives traffic to the AskJade.com site and also functions as an online branding program, by placing the AskJade.com logo on numerous sites around the web. Any website owner can become an affiliate simply by placing a uniquely generated computer generated tag on their website which forwards the user to the AskJade.com website. We currently have 50 affiliates in our affiliate program that have signed up through our website. These affiliates generate revenue either on a per search basis or through revenue sharing on paid click-throughs. Furthermore Jade plans to establish other affiliate programs to link our advertisers to consumers who may not otherwise use the AskJade.com search engine. We also plan to develop affiliate relationships with other heavily trafficked sites, browsers, community portals and Internet service providers. Central to our Internet- based marketing is an additional affiliate program that allows other web sites to place the AskJade.com search interface on their web pages in the form of small boxes or banners.

         Jade plans to utilize traditional media strategies to generate unique users for the AskJade.com search engine. To build brand awareness with consumers and drive traffic to the AskJade.com web site, we use off-line media including: public relations, telemarketing, radio and outdoor advertising in key markets. Jade believes off-line media has proven to be highly effective for online media companies. Jade's online advertising includes targeted e-mail, banners and our affiliate program.

Competition

         Jade faces competition in three principal areas: (i) distribution of its services;(ii) demand for its services on its affiliates Web sites and (iii) usage of its services by advertisers. It competes with companies that provide both mainstream and specialty adult oriented pay-per-click advertising services that are similar to Jades. In addition, we cannot assure you that another search service will not successfully offer a competitive pay-per-click advertising service. We believe it is likely that there will be additional entrants to the pay-per-click search market. These competitors will compete against Jade for affiliate arrangements and could cause Jade to enter into affiliate agreements with less favorable terms or lose affiliates or potential affiliates, which could reduce our number of paid introductions, increase the amount of revenue shared with affiliates, and reduce total revenues and thereby have a material adverse effect on our business, operating results and financial condition.

         Our affiliates face competition for user traffic within the search marketplace, which affects the number of paid introductions on our service. If the users of these affiliates prefer the services offered by the affiliates competitors with whom we do not have a relationship, the businesses of our affiliates may suffer, which may in turn have a material adverse effect on our business, operating results and financial condition. In addition, many of our affiliates compete with one other, and this may make it difficult for us to develop some affiliate relationships.

         We also compete with providers of pay-per-click search services and other search services, Internet service providers, other Web sites and advertising networks such as DoubleClick, Inc. and 24/7 Media, Inc., as well as traditional offline media such as television, radio and print and direct marketing companies, for a share of advertisers total advertising budgets.
Accordingly, Jade may face increased pricing pressure for the sale of advertisements and direct marketing opportunities, as well as a decrease in demand for the Askjade.com service, which could have a material adverse effect on our business, operating results and financial condition.

         Many of our competitors, as well as potential entrants into our market, have longer operating histories, larger customer or user bases, greater brand recognition and greater financial, marketing and other resources than we do. Many current and potential competitors can devote substantially greater resources to promotion, Web site and systems development than we can. In addition, as the use of the Internet and other online services increases, larger, well-established and well-financed entities may continue to acquire, invest in or form joint ventures with providers of Web directories, search and information services or advertising solutions. Existing providers of Web directories, search and information services or advertising solutions may continue to consolidate.

Anticipated Accounting Treatment

         We expect to account for the Jade Merger as a recapitalization of the equity of Jade, in which in principle is equivalent to the issuance of stock by Jade for the net monetary assets of the Company. We will apply this accounting treatment because the Company is a non-operating public shell and because the Jade stockholders will own at least fifty percent (50%) of the outstanding common stock of the combined company following the transaction.

Government Regulation and Industry Standards

         There are an increasing number of laws and regulations in the United States and abroad pertaining to communications and commerce on the Internet. In addition, a number of legislative and regulatory proposals are under consideration by federal, state, local and foreign governments. Laws or regulations may be adopted with respect to the Internet relating to liability for information retrieved from or transmitted over the Internet, user privacy, taxation and the quality of products and services. Moreover, the application to the Internet of existing laws governing issues such as intellectual property ownership and infringement, pornography, obscenity, libel, gaming, employment and personal privacy is uncertain and developing. Any such legislation or regulation, or the application or interpretation of existing laws, may decrease the growth in the use of the Internet in general, prevent us from delivering our content in different parts of the world and increase Jade's costs of selling products or otherwise operating our business.

         Several federal, state and foreign statutes prohibit the transmission of indecent, pornographic, obscene or offensive content over the Internet to particular groups or persons. The extent to which these laws apply to us is limited due to the fact that we do not own or display photographic/pictorial content, other than advertising banners that appear on our site. We will use discretion in determining what graphical advertisements will be allowed on our website in order to avoid legal scrutiny. Furthermore we have taken measures, principally the consent form/disclaimer at the entry page to Jade's website to discourage and put users on notice of the adult oriented content of Jade's website in an effort to re-direct users who may be sensitive to certain sexual depictions which may be viewed on our website. In addition some private legal actions have been brought or threatened against libraries and various public facilities that offer unfiltered Internet access. If these statutes are deemed to apply to us and our activities, if new laws or regulations are adopted which are found to apply to Jade's activities, or if caselaw establishes broad limitations on distribution, we may be limited in the types of content and advertisements we make available on our Web sites. In such case we would be compelled to moderate the nature of the contents of the advertising we permit on the site, which may result in a decrease in traffic; if users decide that we are no longer able to serve their personal preferences with respect to the sexual nature of the content and the facility with which they will be able to locate those websites which makes that content available. In addition, some foreign countries, such as Singapore and China, entirely restrict access to our Web sites throughout their countries. If other countries decide to adopt similar policies, our business and financial results may be harmed. Furthermore, legislation regulating online content could limit the growth in use of the Internet generally and decrease the acceptance of the Internet as an advertising and e-commerce medium.

         Web sites typically place identifying data, or cookies, on a user's hard drive without the user's knowledge or consent. Our company and many other Internet companies use cookies for a variety of different reasons, including the collection of data derived from the user's Internet activity. Any reduction or limitation in the use of cookies could limit the effectiveness of our sales and marketing efforts. Most currently available Web browsers allow users to remove cookies at any time or to prevent cookies from being stored on their hard drive. Some privacy advocates and governmental bodies have suggested limiting or eliminating the use of cookies. In addition, the European Union and many countries within the EU have adopted privacy directives or laws that strictly regulate the collection and use of information regarding Internet users that is identifiable to particular individuals. Privacy legislation has been proposed in the U.S. as well, and the U.S. Federal Trade Commission has taken action against Web site operators that do not comply with state privacy policies. These and other governmental efforts may limit our ability to target advertising or collect and use information regarding the use of our Web sites. Fears relating to a lack of privacy could also result in a reduction in the number of our users and subscribers which could harm our business and financial results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The Financial Statements required by Item 310 of Regulation S-B are stated in U.S. dollars and are prepared in accordance with U.S. Generally Accepted Accounting Principles. The following financial statements pertaining to Jade Entertainment Group, Inc. will be filed as an amendment to this filing within 60 days of the filing date of this report.

         (a)      Financial Statements of business acquired:

                  Jade Entertainment Group, Inc.
                                                                           Page


                  Independent Auditors' Report

                  Balance Sheets as of December 31, 2002

                  Statements of operations for the years ended
                  December 31, 2002 and 2001

                  Statements of cash flows for the years ended
                  December 31, 2002 and 2001

                  Statements of stockholders' deficit for the years ended December 31, 2002 and 2001

                  Notes to Financial Statements

                  Balance Sheet as of September 30, 2003

                  Statements of operations for the periods ended
                  September 30, 2003 and 2002

                  Statements of cash flows for the periods ended
                  September 30, 2003 and 2002

                  Statements of stockholders' deficit for the periods ended September 30, 2003 and 2002

                  Notes to Financial Statements

         (b)      Pro Forma Financial Information

                  Pro forma condensed combined balance sheet as of September 30, 2003

                  Pro forma condensed combined statement of operations for the year ended September 30, 2003

                  Pro forma condensed combined statement of stockholders' equity for the year ended September 30, 2003

                  Notes to pro forma condensed combined financial statements as of September 30, 2003

         (c)      Exhibits

                  2.1 Merger Agreement dated as of December 5, 2003 between the Company and the principal stockholders of the common stock of Jade Entertainment Group, Inc.

                  99.1 Merger Certificate dated December 19, 2003, as filed in the office of the Secretary of State, State of New York on December 19, 2003.

                  99.2 Employment Agreement between the Company and Raymond Barton dated December 8, 2003.

                  99.3 Employment Agreement between the Company and Timothy Schmidt dated December 8, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DOMINIX, INC.


                                        ----------------------------------
                                        Raymond Barton


Date: December 19, 2003




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